Exhibit 10.14
Execution Copy
FIRST AMENDMENT
TO
LOAN AND SUBORDINATED DEBENTURE PURCHASE
AGREEMENT
BETWEEN
LASALLE BANK NATIONAL ASSOCIATION
AND
PRIVATEBANCORP, INC.
First Amendment dated as of December 12, 2006
Original Loan Agreement dated as of September 29, 2005

Exhibit A — Form of Amended and Restated Revolving Note
Exhibit B — Form of Amended and Restated Subordinated Debenture
Exhibit C — Form of First Amendment to Amended and Restated Pledge Agreement
Exhibit D — Form of First Amendment to Collateral Safekeeping Agreement
Exhibit E — Form of Legal Opinion

FIRST AMENDMENT TO LOAN AND SUBORDINATED DEBENTURE PURCHASE AGREEMENT
     This FIRST AMENDMENT TO LOAN AND SUBORDINATED DEBENTURE PURCHASE AGREEMENT (“First Amendment”), dated as of December 12, 2006, is entered into by and between PRIVATEBANCORP, INC., a Delaware corporation (“Borrower”), and LASALLE BANK NATIONAL ASSOCIATION, a national banking association (“Lender”).
R E C I T A L S :
     A. The parties hereto have entered into that certain Loan and Subordinated Debenture Purchase Agreement, dated as of September 29, 2005, as previously amended, restated, supplemented or modified from time to time (the “2005 Loan Agreement”).
     B. The parties hereto desire to amend and modify the 2005 Loan Agreement in accordance with the terms and subject to the conditions set forth in this First Amendment. As amended and modified by this First Amendment, the 2005 Loan Agreement may be referred to as the “Agreement.”
     C. The parties desire to amend the terms of the 2005 Loan Agreement to (i) extend the Revolving Loan Maturity Date, (ii) increase the Revolving Loan Amount, (iii) extend the Term Loan Maturity Date, (iv) extend the Subordinated Debt Maturity Date, (v) increase and extend the Subordinated Debt Amount, (vi) extend the Sub Debt Funding Expiration Date, and (vii) reflect the pending merger of Borrower with Piedmont Bancshares, Inc. and the resulting acquisition by Borrower of the outstanding capital stock of Piedmont Bank of Georgia. The parties agree to undertake such modifications, and the other modifications described in this First Amendment, in accordance with the terms, subject to the conditions, and in reliance upon the recitals, representations, warranties and covenants set forth herein, in the Agreement, and in the other Loan Documents, irrespective of whether entered into or delivered on or after September 29, 2005.
     D. Capitalized terms used but not otherwise defined in this First Amendment shall have the meanings respectively ascribed to them in the 2005 Loan Agreement.
     NOW, THEREFORE, in consideration of the mutual representations, warranties, covenants, and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
A G R E E M E N T :
     A. Amendment to Recital “A” of the 2005 Loan Agreement. Recital “A” to the 2005 Loan Agreement is hereby deleted and replaced in its entirety with the following:
     “A. Borrower is a bank holding company that owns 100% of the issued and outstanding capital stock of The PrivateBank and Trust Company, an Illinois state-chartered, non-member bank with its main office located in Chicago, Illinois (“PrivateBank”), The PrivateBank, a federal savings bank with its main office located in St. Louis, Missouri (“PrivateBank St. Louis”), and The PrivateBank, a Michigan state-chartered, non-member bank with its main office located in Bloomfield Hills, Michigan (“PrivateBank Michigan"). Subject to the last sentence of this recital, the banks identified in the immediately preceding sentence may be referred to herein collectively as the “Subsidiary Banks”and individually as a “Subsidiary Bank.” Subject to the last sentence of this recital, the issued and outstanding capital stock of PrivateBank, PrivateBank St. Louis and PrivateBank Michigan may be referred to as the “Pledged Subsidiary Bank Shares” Borrower is a party to that certain Agreement and Plan of Merger, dated as of August 2, 2006, with Piedmont Bancshares, Inc. (as amended, restated, modified or supplemented from time to time, the “Piedmont Merger

     Agreement”). Upon consummation of the transactions described in the Piedmont Merger Agreement (the “Piedmont Merger”), Piedmont Bank of Georgia, a Georgia state-chartered, non-member bank with its main office located in Atlanta, Georgia (“Piedmont Bank”), wilt be a wholly-owned subsidiary of Borrower. Effective upon consummation of the Piedmont Merger, Piedmont Bank shall be included in the definition “Subsidiary Banks” for all purposes hereunder, and its issued and outstanding capital stock shall be included in the definition of “Pledged Subsidiary Bank Shares” for all purposes hereunder.”
     B. Amendment to Recital “C of the 2005 Loan Agreement. Recital “C” to the 2005 Loan Agreement is hereby deleted and replaced in its entirety with the following:
     “C. Borrower has requested that Lender provide it with three credit facilities in the aggregate principal amount of $115,000,000 consisting of (a) a term loan (the “Term Loan”) in the principal amount of $250,000 (the “Term Loan Amount”), (b) a revolving line-of-credit (the “Revolving Loan”) in the principal amount of up to $64,750,000 (the “Revolving Loan Amount”), and (c) subordinated debt (the “Subordinated Debt”) in the principal amount of up to $50,000,000. The Term Loan and the Revolving Loan may be referred to collectively as the “Senior Loans” and the Senior Loans and the Subordinated Debt may be referred to collectively as the “Loans.”
     C. Amendments to Section 1.1 of the 2005 Loan Agreement.
     (i) The term “Indentures” is hereby deleted from Section 1.1 of the 2005 Loan Agreement and replaced in its entirety with the following:
     “Indenture(s)” means, either collectively or individually, as applicable (a) that certain indenture dated as of December 5, 2005, between Borrower and Wilmington Trust Company, as indenture trustee, (b) that certain indenture dated June 20, 2005, between Borrower and Wilmington Trust Company, and (c) that certain indenture dated May 12, 2004 between Borrower, as successor to BHB, and Wilmington Trust Company, as trustee.”
     (ii) The term “Junior Subordinated Debentures” is hereby deleted from Section 1.1 of the 2005 Loan Agreement and replaced in its entirety with the following:
     “Junior Subordinated Debentures” means, either collectively or individually, as applicable (a) the fixed/floating rate junior subordinated debentures, dated December 5, 2005 and due 2035, issued by Borrower, (b) the fixed/floating rate junior subordinated debentures, dated June 20, 2005 and due 2035, issued by Borrower, and (c) the floating rate junior subordinated debentures due 2034 issued by BHB, in each case pursuant to the applicable Indenture.”
     (iii) The term “Revolving Loan Maturity Date” is hereby deleted from Section 1.1 of the 2005 Loan Agreement and replaced in its entirety with the following:
“Revolving Loan Maturity Date” means December 31, 2007.”
     (iv) The term “Sub Debt Funding Expiration Date” is hereby deleted from Section 1.1 of the 2005 Loan Agreement and replaced in its entirety with the following:
     “Sub Debt Funding Expiration Date” means December 31, 2007.”

     (iv) The term “Subordinated Debt Amount” is hereby deleted from Section 1.1 of the 2005 Loan Agreement and replaced in its entirety with the following:
     “Subordinated Debt Amount” means $50,000,000.”
     (v) The term “Subordinated Debt Maturity Date” is hereby deleted from Section 1.1 of the 2005 Loan Agreement and replaced in its entirety with the following:
     “Subordinated Debt Maturity Date” means December 31, 2017.”
     (vi) The term “Term Loan Maturity Date” is hereby deleted from Section 1.1 of the 2005 Loan Agreement and replaced in its entirety with the following:
     “Term Loan Maturity Date” means December 31, 2017.”
     (vii) The term “Trust(s)” is hereby deleted from Section 1.1 of the 2005 Loan Agreement and replaced in its entirety with the following:
     “Trust(s)” means, collectively or individually, as applicable (a) that certain Delaware statutory business trust known as “PrivateBancorp Stautory Trust III,” which is maintained by Borrower in accordance with that certain Amended and Restated Trust Agreement dated as of December 5, 2005, (b) that certain Delaware statutory business trust known as “PrivateBancorp Statutory Trust II,” which is maintained by Borrower in accordance with that certain Amended and Restated Declaration of Trust dated June 20, 2005, and (c) that certain Delaware statutory business trust known as “Bloomfield Hills Statutory Trust I,” which is maintained by Borrower, as successor to BHB, in accordance with that certain Amended and Restated Declaration of Trust dated May 12, 2004.”
     (viii) Each of the following provisions is hereby added to Section 1.1, and deemed placed in the appropriate alphabetical order:
     “Piedmont Bank” has the meaning ascribed to such term in the recitals hereto.
     “Piedmont Merger” has the meaning ascribed to such term in the recitals hereto.
     “Piedmont Merger Agreement” has the meaning ascribed to such term in the recitals hereto.
     D. Amendment to Section 4.3.1 of the 2005 Loan Agreement. Section 4.3.1 of the 2005 Loan Agreement is hereby deleted and replaced in its entirety with the following:
“4.3.1 The proceeds of the Loans shall be used by the Borrower to fund the cash consideration to be paid by Borrower in connection with the consummation of the Piedmont Merger, for working capital and for general corporate purposes.”
     E. Representations and Warranties. The Borrower hereby represents and warrants to the Lender as follows:
     (i) No Event of Default or Potential Event of Default has occurred and is continuing (or would result from the amendments contemplated hereby).
     (ii) The execution, delivery and performance by the Borrower of this First Amendment have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, or notice to or action by any Person (including any Governmental Agency) in order to be effective and enforceable.
     (iii) This First Amendment and the other Loan Documents (as amended by this First Amendment) constitute the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms.
     (iv) All representations and warranties of the Borrower in the 2005 Loan Agreement (as modified by this First Amendment) are true and correct, except, for the purposes of this First Amendment only, all references in Section 4.4 of the 2005 Loan Agreement to (x) the term “Financial Statements” shall be deemed to refer to “the consolidated financial statements as of and for the year ending December, 31, 2005, and as of and for the nine months ending September 30, 2006, audited in the case of Borrower’s year end financial statements by the Borrower’s certified public accountants.”
     (v) The Borrower’s obligations under the Agreement and under the other Loan Documents are not subject to any defense, counterclaim, set-off, right to recoupment, abatement or other claim.
     (vi) The Piedmont Merger Agreement remains in full force and effect and is identical to the agreement included as Annex A to the proxy statement/prospectus included as part of the Form S-4 filed by Borrower with the SEC. Borrower has not breached, and to the best of Borrower’s knowledge Piedmont has not breached, its obligations under the Piedmont Merger Agreement. All approvals and consents from Governmental Agencies required to be obtained in order for the transactions that are contemplated by the Piedmont Merger Agreement to be consummated have been obtained. The Piedmont Merger is scheduled to be consummated on or before December 31, 2006.
     F. Conditions. Notwithstanding anything to the contrary contained elsewhere in the Agreement, the obligation of the Lender to extend the Revolving Loan Maturity Date, Term Loan Maturity Date and Subordinated Debt Maturity Date; increase the Revolving Loan Amount and Subordinated Debt Amount, and agree to the other modifications contemplated by this First Amendment, shall be subject to the performance by the Borrower prior to the date on which this First Amendment is executed (the “Amendment Closing Date”) of all of its agreements theretofore to be performed under the Agreement and to the satisfaction of the following conditions precedent. The obligations to continue to make disbursements of proceeds under the Loans are, and shall remain, subject to the conditions precedent in the 2005 Loan Agreement and to the receipt by the Lender of all the following in form and substance satisfactory to the Lender and its counsel, and, where appropriate, duly executed and dated the Amendment Closing Date:
     (i) an amended and restated Revolving Note, substantially in the form of Exhibit A attached hereto;
     (ii) an amended and restated Subordinated Debenture, substantially in the form of Exhibit B attached hereto;
     (iii) an amendment to the Pledge Agreement, substantially in the form of Exhibit C attached hereto;
     (iv) an amendment to the Collateral Safekeeping Agreement, substantially in the form of Exhibit D attached hereto;
     (v) a certificate of good standing of the Borrower, certified by the appropriate governmental official in its jurisdiction of incorporation and dated within the five business days preceding the date hereof;

     (vi) (a) copies, certified by the Secretary or Assistant Secretary of the Borrower, of the (I) resolutions duly adopted by the board of directors of the Borrower (or the appropriate committee thereof) authorizing the execution, delivery and performance of this First Amendment and the other documents to be delivered by the Borrower pursuant to this First Amendment (including the First Amendment, the “Amendment-Related Documents”), and (II) the Bylaws of the Borrower as currently in effect; and (b) a certification by the Secretary or Assistant Secretary of the Borrower that there has been no amendment to the articles of incorporation of the Borrower from and after September 29, 2005, and that the articles of incorporation delivered by the Borrower to the Lender on September 29, 2005, remain in full force and effect; and
     (vii) a written opinion of Vedder, Price, Kaufman & Kammholz, P.C., counsel to the Borrower, addressed to the Lender, substantially in the form of Exhibit E attached hereto.
     G. Additional Terms.
          (i) Acknowledgment of Indebtedness under Agreement. The Borrower acknowledges and confirms that, as of the date hereof, the Borrower is indebted to the Lender, without defense, setoff, or counterclaim, in the aggregate principal amount of (i) Two Hundred Fifty Thousand and No/100 Dollars ($250,000) under the Term Loan, (ii) Nineteen Million and 00/100 Dollars ($19,000,000) under the Revolving Loan and (iii) Twenty-One Million and No/100 Dollars ($21,000,000) under the Subordinated Debt.
          (ii) The Agreement. All references in the 2005 Loan Agreement to the term “Agreement” shall be deemed to refer to the Agreement referenced in this First Amendment.
          (iii) First Amendment and 2005 Loan Agreement to be Read Together. This First Amendment supplements and is hereby made a part of the 2005 Loan Agreement, and the 2005 Loan Agreement and this First Amendment shall from and after the date hereof be read together and shall constitute the Agreement. Except as otherwise set forth herein, the 2005 Loan Agreement shall remain in full force and effect. :
          (iv) Loan Documents. The term “Loan Documents,” as used in the Agreement, shall from and after the date hereof include the Amendment-Related Documents.
          (v) Counterparts. This First Amendment may be executed by facsimile and in one or more counterparts, each of which shall be deemed an original and all of which taken together shall constitute one and the same document.
          (vi) Acknowledgments. The Borrower acknowledges that (i) it has been advised by counsel of its choice with respect to this First Amendment, the Loan Documents and the transactions contemplated thereby, (ii) each of the waivers set forth herein was knowingly and voluntarily made, and (iii) the obligations of the Lender hereunder shall be strictly construed and shall be expressly subject to the Borrower’s compliance in all respects with the terms and conditions of the Agreement.
          (vii) Delivery of Outstanding Capital Stock of Piedmont Bank: Change of Name. No later than one Business Day following the consummation of the Piedmont Merger, Borrower shall deliver to the Custodian (as defined in the Collateral Safekeeping Agreement) stock certificates issued by Piedmont Bank to Borrower and evidencing all of the outstanding capital stock of Piedmont Bank, together with irrevocable stock powers for each such certificate endorsed by Borrower in blank. Lender acknowledges and agrees that as of (or shortly after) the consummation of the Piedmont Merger, Piedmont Bank will change its name to “The Private Bank.”
          (viii) No Novation. The terms and conditions of the 2005 Loan Agreement and the Notes issued in favor of the Lender thereunder (the “Original Notes”) are amended as set forth in, and superceded and, with respect to the Revolving Note, and Subordinated Debenture, restated in their entirety by, the Agreement as modified by this First Amendment and the Revolving Note and

Subordinated Debenture issued hereunder in favor of the Lender. It is expressly understood and acknowledged that nothing in this First Amendment shall be deemed to cause or otherwise give rise to a novation of the Original Notes. Notwithstanding any provision of this First Amendment, any Amendment-Related Document or any Loan Document to the contrary, the execution and delivery of the restated Revolving Note and Subordinated Debenture pursuant to this First Amendment in favor of the Lender shall be in substitution for, but not in payment of, the Revolving Note and Subordinated Debenture that constitute a part of the Original Notes, respectively. All “Borrower’s Liabilities” under the 2005 Loan Agreement shall in all respects be continuing and this First Amendment shall not be deemed to evidence or result in a novation or repayment and re-borrowing of such “Borrower’s Liabilities.”
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     IN WITNESS WHEREOF, the parties have executed this First Amendment as of the date first written above.

PRIVATEBANCORP, INC.

By:	/s/ Dennis Klaeser
Name: Dennis Klaeser
Title: Chief Financial Officer

LASALLE BANK NATIONAL ASSOCIATION

By:	/s/ Michael A. Tighe

Name: Michael A. Tighe, Jr.
Title: First Vice President
S-1

EXHIBIT A

FORM OF AMENDED AND RESTATED REVOLVING NOTE
AMENDED AND RESTATED REVOLVING NOTE

$64,750,000.00	Chicago, Illinois
Restatement Date: December , 2006
Original Note Date: February 11 , 2000 (as amended)
     FOR VALUE RECEIVED, the undersigned, PRIVATEBANCORP, INC., a Delaware corporation (“Borrower”), promises to pay to the order of LASALLE BANK NATIONAL ASSOCIATION, a national banking association, or the holder hereof from time to time (“Lender”), at such place as may be designated in writing by Lender, the principal sum of SIXTY-FOUR MILLION SEVEN HUNDRED FIFTY THOUSAND AND NO/100THS DOLLARS ($64,750,000.00) (or so much thereof that has been advanced and remains outstanding), with interest thereon as hereinafter provided. It is contemplated that there will be advances and payments under this note (this “Note”) from time to time, but no advances or payments under this Note (including payment in full of the unpaid balance of principal hereof prior to maturity) shall affect or impair the validity or enforceability of this Note as to future advances hereunder. This Note is issued pursuant to the terms of an Amended and Restated Loan and Subordinated Debenture Purchase Agreement of even date herewith by and between Borrower and Lender (said Amended and Restated Loan and Subordinated Debenture Purchase Agreement together with the Agreed Upon Terms and Procedures, as each may be amended, restated, supplemented or modified from time to time, is referred to hereinafter as the “Loan Agreement”). All capitalized terms used but not defined herein shall have the respective meanings ascribed to them in the Loan Agreement.
     This Note represents a continuation of the indebtedness represented by that certain Revolving Note dated February 11, 2000 made by Borrower to Lender in the original principal amount of $18,000,000, as such note has been amended prior to the date hereof (the “Original Revolving Note”). The Original Revolving Note is amended, restated and replaced by this Note. This Note does not constitute a novation, discharge or satisfaction of the Original Revolving Note replaced hereby or of the indebtedness evidenced by said Original Revolving Note.
     Interest shall accrue on all sums as advanced and outstanding from time to time under this Note and Loan Agreement as set forth in the Loan Agreement. Such interest shall be due and payable, in arrears (i) for any LIBO Rate Tranche, on the last day of each LIBOR Period, and (ii) for any Base Rate Tranche, on the last day of each September, December, March and June, beginning September 30, 2005, and as otherwise set forth in the Loan Agreement.
     The outstanding principal balance of this Note, together with all accrued and unpaid interest, shall be due and payable on the Revolving Loan Maturity Date. Additional principal payments shall be made in accordance with the provisions of the Loan Agreement.
     This Note is issued pursuant to the terms of the Loan Agreement and is secured by and entitled to the benefits of, among other things, the Collateral Documents. In case an Event of Default shall occur and be continuing, the principal of this Note together with all accrued interest thereon may, at the option of the holder hereof, immediately become due and payable on demand; provided, however, that if any document related to this Note provides for automatic acceleration of payment of sums owing hereunder, all sums owing hereunder shall be automatically due and payable in accordance with the terms of that, document.

     Unless otherwise provided in the Loan Agreement, all payments on account of the indebtedness evidenced by this Note shall be first applied to the payment of costs and expenses of Lender which are due and payable, then to past-due interest on the unpaid principal balance and the remainder to principal.
     Provided that no Event of Default then exists, this Note may be prepaid only upon those terms and conditions set forth in the Loan Agreement.
     If any interest payment required hereunder is not received by Lender on or before the tenth day following the date it becomes due, Borrower shall pay, at Lender’s option, a late or collection charge equal to 4% of the amount of such unpaid interest payment.
     From and after the Revolving Loan Maturity Date, or such earlier date as all sums owing on this Note become due and payable by acceleration or otherwise, or after the occurrence of an Event of Default, interest shall be computed on all amounts then due and payable under this Note at a “Default Rate” equal to 2% per annum (based on a 360-day year and charged on the basis of actual days elapsed) in excess of the interest rate otherwise accruing under this Note.
     If any attorney is engaged by Lender to enforce or defend any provision of this Note or any of the other Loan Documents, or as a consequence of any Event of Default, with or without the filing of any legal action or proceeding, then Borrower shall pay to Lender immediately upon demand all attorneys’ fees and expenses, together with interest thereon from the date of such demand until paid at the rate of interest applicable to the principal balance owing hereunder as if such unpaid attorneys’ fees and expenses had been added to the principal.
     No previous waiver and no failure or delay by Lender in acting with respect to the terms of this Note or any of the other Loan Documents shall constitute a waiver of any breach, default or failure of condition under this Note, the Loan Agreement or any of the other Loan Documents or the obligations secured thereby. A waiver of any term of this Note or any of the other Loan Documents or of any of the obligations secured thereby must be made in writing and shall be limited to the express written terms of such waiver. In the event of any inconsistencies between the terms of this Note and the terms of any other document related to the Loan evidenced by this Note, the terms of this Note shall prevail.
     Except as otherwise provided in the Loan Agreement, Borrower expressly waives presentment, demand, notice of dishonor, notice of default or delinquency, notice of acceleration, notice of protest and nonpayment, notice of costs, expenses or losses and interest thereon, notice of late charges, and diligence in taking any action to collect any sums owing under this Note or in proceeding against any of the rights or interests in or to properties securing payment of this Note. In addition, Borrower expressly agrees that this Note and any payment coming due hereunder may be extended from time to time without in any way affecting the liability of any such party hereunder.
     Time is of the essence with respect to every provision hereof. This Note shall be construed and enforced in accordance with the laws of the State of Illinois, except to the extent that federal laws preempt the laws of the State of Illinois, and all persons and entities in any manner obligated under this Note consent to the jurisdiction of any Federal or State court within the State of Illinois having proper venue and also consent to service of process by any means authorized by Illinois or Federal law. Any reference contained herein to attorneys’ fees and expenses shall be deemed to be to reasonable fees and expenses and to include all reasonable fees and expenses of in-house or staff attorneys and the reasonable fees and expenses of any other experts or consultants.
     All agreements between Borrower and Lender (including, without limitation, this Note and the Loan Agreement, and any other documents securing all or any part of the indebtedness evidenced hereby) are expressly limited so that in no event whatsoever shall the amount paid or agreed to be paid to Lender exceed the highest lawful rate of interest permissible under applicable law. If, from any circumstances whatsoever, fulfillment of any provision hereof, the Loan Agreement or any other documents securing all or any part of the indebtedness evidenced hereby at the time performance of such provisions shall be due, shall involve exceeding the limit of validity prescribed by law which a court of competent jurisdiction may deem applicable hereto, then, ipso facto, the obligation to be fulfilled shall be reduced to the highest lawful rate of interest permissible under such applicable laws, and if, for any reason whatsoever, Lender shall ever receive as interest an amount which would be deemed unlawful under such applicable law, such interest shall be automatically applied to the payment of the principal of this Note (whether or not then due and payable) and not to the payment of interest or refunded to Borrower if such principal has been paid in full.
     Any notice which either party hereto may be required or may desire to give hereunder shall be governed by the notice provisions of the Loan Agreement.
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BORROWER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT THAT IT MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION ARISING IN ANY WAY IN CONNECTION WITH THIS NOTE OR ANY OF THE OTHER LOAN DOCUMENTS, OR ANY OTHER STATEMENTS OR ACTIONS OF BORROWER OR LENDER. BORROWER ACKNOWLEDGES THAT IT HAS BEEN REPRESENTED IN THE SIGNING OF THIS NOTE AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL SELECTED OF ITS OWN FREE WILL, AND THAT IT HAS DISCUSSED THIS WAIVER WITH SUCH LEGAL COUNSEL. BORROWER FURTHER ACKNOWLEDGES THAT (i) IT HAS READ AND UNDERSTANDS THE MEANING AND RAMIFICATIONS OF THIS WAIVER, (ii) THIS WAIVER HAS BEEN REVIEWED BY BORROWER AND BORROWER’S COUNSEL AND IS A MATERIAL INDUCEMENT FOR LENDER TO ENTER INTO THE LOAN DOCUMENTS, AND (iii) THIS WAIVER SHALL BE EFFECTIVE AS TO EACH OF THE LOAN DOCUMENTS AS IF FULLY INCORPORATED THEREIN.
     IN WITNESS WHEREOF, the undersigned has executed this Note or caused this Note to be executed by its duly authorized representative as of the date first above written.

PRIVATEBANCORP, INC.

By:
Name:
Title:

EXHIBIT B
FORM OF AMENDED AND RESTATED SUBORDINATED DEBENTURE
AMENDED AND RESTATED SUBORDINATED DEBENTURE

     THIS SUBORDINATED DEBENTURE IS NOT A SAVINGS ACCOUNT OR DEPOSIT AND IT IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY FEDERAL AGENCY.

$50,000,000.00	Chicago, Illinois
Restatement Date: December , 2006
Original Debenture Date: September 29, 2005
     FOR VALUE RECEIVED, the undersigned, PRIVATEBANCORP, INC., a Delaware corporation (“Borrower”), hereby promises to pay to the order of LASALLE BANK NATIONAL ASSOCIATION, a national banking association, or any holder hereof from time to time (“Lender”), at such place as may be designated in writing by Lender, the principal sum of FIFTY MILLION AND NO/100 DOLLARS ($50,000,000.00) (or so much thereof that has been advanced and remains outstanding) with interest thereon as hereinafter provided. This Subordinated Debenture (this “Subordinated Debenture”) is issued pursuant to the terms of an Amended and Restated Loan and Subordinated Debenture Purchase Agreement of even date herewith by and between Borrower and Lender (said Amended and Restated Loan and Subordinated Debenture Purchase Agreement together with the Agreed Upon Terms and Procedures, as each may be amended, restated, supplemented or modified from time to time, is referred to hereinafter as the “Loan Agreement”). All capitalized terms used but not defined herein shall have the respective meanings ascribed to them in the Loan Agreement.
     This Subordinated Debenture represents a continuation of the indebtedness represented by that certain Subordinated Debenture dated September 29, 2005 issued by Borrower to Lender in the original principal amount of $25,000,000 (the “Original Debenture”). The Original Debenture is amended, restated and replaced by this Subordinated Debenture. This Subordinated Debenture does not constitute a novation, discharge or satisfaction of the Original Debenture replaced hereby or of the indebtedness evidenced by said Original Debenture.
     All accrued interest and unpaid principal due and payable under this Subordinated Debenture shall be paid in full on or before the Subordinated Debenture Maturity Date.
     The unpaid principal amount outstanding under this Subordinated Debenture from time to time shall bear interest before maturity in accordance with the Loan Agreement, computed on the basis of a 360-day year and charged for actual days elapsed. Under certain circumstances as provided in the Loan Agreement, overdue interest payments under this Subordinated Debenture shall bear interest from the due date thereof until paid at a daily rate equal to the Default Rate of Interest, computed on the basis of a 360-day year and charged for actual days elapsed, except as otherwise provided in the Loan Agreement.
     All accrued interest shall be payable at Lender’s principal place of business on a quarterly basis in arrears on the last day of each September, December, March and June, commencing September 30, 2005. The outstanding unpaid principal balance of this Subordinated Debenture shall be payable in one installment on the Subordinated Debenture Maturity Date. Whenever any payment to be made under this Subordinated Debenture shall be due on a day that is not a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall be included in the computation of interest due upon this Subordinated Debenture. There shall be no penalties or other charges payable by Borrower to Lender hereunder other than those payments described in this Subordinated Debenture or in the Loan Agreement. Borrower may prepay all or, from time to time, part of the outstanding unpaid principal balance under this Subordinated Debenture at any time without penalty.
     This Subordinated Debenture is not secured by any assets of Borrower.
     So long as any portion of the unpaid principal of this Subordinated Debenture is deemed to be Tier 2 Capital of Borrower in accordance with the rules and regulations of the FRB applicable to the capital status of the subordinated debt of bank holding companies, the rights of Lender to the principal sum hereunder or any part hereof and to any accrued interest thereon shall remain subject and subordinate (in accordance with SR 92-37 issued by the FRB on October 15, 1992) to the claims of creditors of Borrower with respect to the following (“Senior Claims”) (a) borrowed and purchased money, (b) similar obligations arising from off-balance-sheet guaranties and direct-credit substitutes, and (c) obligations associated with derivative products such as interest-rate and foreign exchange-rate contracts, commodity contracts, and similar arrangements (clauses (a), (b) and (c) expressly exclude Trust Preferred Indebtedness, as defined below, with respect to which, accordingly, the rights of Lender are not subordinate). Upon dissolution or liquidation of Borrower, no payment of principal, interest or premium (including post-default interest) shall be due and payable under the terms of this Subordinated Debenture until all Senior Claims (which expressly exclude Trust Preferred Indebtedness) shall have been paid in full. If this Subordinated Debenture ceases to be deemed to be Tier 2 Capital of Borrower in accordance with the rules and regulations of the FRB applicable to the capital status of the subordinated debt of bank holding companies, other than due to the limitations imposed by the second sentence of 12 C.F.R §250.166(e), which limits the capital treatment of subordinated debt during the five years immediately preceding the maturity date of the subordinated debt, Borrower shall: immediately notify Lender; and immediately upon request of Lender execute and deliver all such agreements (including without limitation pledge agreements and replacement notes) as Lender may request in order to restructure the obligation evidenced hereby as a senior secured obligation of Borrower. If Borrower fails to execute such agreements as required by Lender within 30 days of Lender’s request, such failure shall be deemed to be an Event of Default as provided in Section 8.1.1 of the Loan Agreement.
     As used herein, “Trust Preferred Indebtedness” shall mean indebtedness incurred in connection with, or relating to, any trust preferred securities caused to be issued by, or reflected in the consolidated financial statements of, Borrower, including the subordinated indebtedness evidenced by the Junior Subordinated Debentures.
     If an Event of Default shall occur, Lender shall have the rights set forth in Section 8.6 of the Loan Agreement.
     If any attorney is engaged by Lender to enforce or defend any provision of this Subordinated Debenture or any of the other Loan Documents, or as a consequence of any Event of Default, with or without the filing of any legal action or proceeding, then Borrower shall pay to Lender immediately upon demand all attorneys’ fees and expenses, together with interest thereon from the date of such demand until paid at the rate of interest applicable to the principal balance owing hereunder as if such unpaid attorneys’ fees and expenses had been added to the principal.
     No previous waiver and no failure or delay by Lender in acting with respect to the terms of this Subordinated Debenture or any of the other Loan Documents shall constitute a waiver of any breach, default or failure of condition under this Subordinated Debenture, the Loan Agreement or any of the other Loan Documents or the obligations secured thereby. A waiver of any term of this Subordinated Debenture or any of the other Loan Documents or of any of the obligations secured thereby must be made in writing and shall be limited to the express written terms of such waiver. In the event of any inconsistencies between the terms of this Subordinated Debenture and the terms of any other document related to the Loan evidenced by this Subordinated Debenture, the terms of this Subordinated Debenture shall prevail.

     Except as otherwise provided in the Loan Agreement, Borrower expressly waives presentment, demand, notice of dishonor, notice of default or delinquency, notice of acceleration, notice of protest and nonpayment, notice of costs, expenses or losses and interest thereon, notice of late charges, and diligence in taking any action to collect any sums owing under this Subordinated Debenture. In addition, Borrower expressly agrees that this Subordinated Debenture and any payment coming due hereunder may be extended from time to time without in any way affecting the liability of any such party hereunder.
     Time is of the essence with respect to every provision hereof. This Subordinated Debenture shall be construed and enforced in accordance with the laws of the State of Illinois, except to the extent that federal laws preempt the laws of the State of Illinois, and all persons and entities in any manner obligated under this Subordinated Debenture consent to the jurisdiction of any federal or State court within the State of Illinois having proper venue and also consent to service of process by any means authorized by Illinois or Federal law. Any reference contained herein to attorneys’ fees and expenses shall be deemed to be to reasonable fees and expenses and to include all reasonable fees and expenses of in-house or staff attorneys and the reasonable fees and expenses of any other experts or consultants.
     All agreements between Borrower and Lender, (including, without limitation, this Subordinated Debenture and the Loan Agreement, and any other documents securing all or any part of the indebtedness evidenced hereby) are expressly limited so that in no event whatsoever shall the amount paid or agreed to be paid to Lender exceed the highest lawful rate of interest permissible under applicable law. If, from any circumstances whatsoever, fulfillment of any provision hereof, the Loan Agreement or any other documents securing all or any part of the indebtedness evidenced hereby at the time performance of such provisions shall be due, shall involve exceeding the limit of validity prescribed by law which a court of competent jurisdiction may deem applicable hereto, then, ipso facto, the obligation to be fulfilled shall be reduced to the highest lawful rate of interest permissible under such applicable laws, and if, for any reason whatsoever, Lender shall ever receive as interest an amount which would be deemed unlawful under such applicable law, such interest shall be automatically applied to the payment of the principal of this Subordinated Debenture (whether or not then due and payable) and not to the payment of interest or refunded to Borrower if such principal has been paid in full.
     Lender may sell, assign, pledge or otherwise transfer or encumber any or all of its interest under this Subordinated Debenture at any time and from time to time. In the event of a transfer, all terms and conditions of this Subordinated Debenture shall be binding upon and inure to the benefit of the transferee after such transfer.
     Upon receipt of notice from Lender advising Borrower of the loss, theft, destruction or mutilation of this Subordinated Debenture, Borrower shall, execute and deliver in lieu thereof a new debenture in principal amount equal to the unpaid principal amount of such lost, stolen, destroyed or mutilated debenture, dated the date to which interest has been paid on such lost, stolen, destroyed or mutilated Subordinated Debenture.
     Unless otherwise provided in the Loan Agreement, all payments on account of the indebtedness evidenced by this Subordinated Debenture shall be first applied to the payment of costs and expenses of Lender which are due and payable, then to past-due interest on the unpaid principal balance and the remainder to principal.
     Any notice which either party hereto may be required or may desire to give hereunder shall be governed by the notice provisions of the Loan Agreement.
[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

BORROWER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT THAT IT MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION ARISING IN ANY WAY IN CONNECTION WITH THIS SUBORDINATED DEBENTURE OR ANY OF THE OTHER LOAN DOCUMENTS, OR ANY OTHER STATEMENTS OR ACTIONS OF BORROWER OR LENDER. BORROWER ACKNOWLEDGES THAT IT HAS BEEN REPRESENTED IN THE SIGNING OF THIS SUBORDINATED DEBENTURE AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL SELECTED OF ITS OWN FREE WILL, AND THAT IT HAS DISCUSSED THIS WAIVER WITH SUCH LEGAL COUNSEL. BORROWER FURTHER ACKNOWLEDGES THAT (i) IT HAS READ AND UNDERSTANDS THE MEANING AND RAMIFICATIONS OF THIS WAIVER, (ii) THIS WAIVER HAS BEEN REVIEWED BY BORROWER AND BORROWER’S COUNSEL AND IS A MATERIAL INDUCEMENT FOR LENDER TO ENTER INTO THE LOAN DOCUMENTS, AND (iii) THIS WAIVER SHALL BE EFFECTIVE AS TO EACH OF THE LOAN DOCUMENTS AS IF FULLY INCORPORATED THEREIN.
     IN WITNESS WHEREOF, the undersigned has executed this Subordinated Debenture or caused this Subordinated Debenture to be executed by its duly authorized representative as of the date first above written.

PRIVATEBANCORP, INC.

By:
Name:
Title:

EXHIBIT C
FORM OF FIRST AMENDMENT TO AMENDED AND RESTATED PLEDGE AGREEMENT
     This FIRST AMENDMENT TO AMENDED AND RESTATED PLEDGE AGREEMENT (“First Amendment”), dated as of December      , 2006, is entered into by and between PRIVATE BANCORP, INC., a Delaware corporation (“Pledgor”), and LASALLE BANK NATIONAL ASSOCIATION, a national banking association (“Lender”).
R E C I T A L S :
     A. The parties hereto have entered into that certain Amended and Restated Pledge Agreement, dated as of September 29, 2005, as previously amended, restated, supplemented or modified from time to time (the “2005 Pledge Agreement”).
     B. The parties hereto desire to amend and modify the 2005 Pledge Agreement in accordance with the terms and subject to the conditions set forth in this First Amendment. As amended and modified by this First Amendment, the 2005 Pledge Agreement may be referred to as the “Pledge Agreement.”
     C. The parties desire to amend the terms of the 2005 Pledge Agreement to grant Lender a security interest in Pledgor’s rights under the Piedmont Merger Agreement (as defined in the Loan Agreement). Upon the consummation of the merger described in the Piedmont Merger Agreement, Piedmont Bank will be a wholly owned subsidiary of Pledgor and, accordingly, its outstanding capital stock will be owned by Pledgor. Such capital stock, as proceeds of the Lender’s security interest in Pledgor’s rights under the Piedmont Merger Agreement, will be subject to the pledge by Pledgor hereunder. The parties agree to undertake such modifications in accordance with the terms, subject to the conditions, and in reliance upon the recitals, representations, warranties, and covenants set forth herein, in the Pledge Agreement, and in the other Loan Documents, irrespective of whether entered into or delivered on or after September 29, 2005.
     D. Capitalized terms used but not otherwise defined in this First Amendment shall have the meanings respectively ascribed to them in the 2005 Pledge Agreement.
     NOW, THEREFORE, in consideration of the mutual representations, warranties, covenants, and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
A G R E E M E N T :
     A. Amendment to Recitals “A” and “B” of the 2005 Pledge Agreement. Recitals “A” and “B” to the 2005 Pledge Agreement are hereby deleted and replaced in their entirety with the following:
     “A. Borrower is a bank holding company that owns 100% of the issued and outstanding capital stock of Private Bank and Trust Company, an Illinois state-chartered, non-member bank with its main office located in Chicago, Illinois (“Private Bank”), The Private Bank, a federal savings bank with its main office located in St. Louis, Missouri (“Private Bank St. Louis”), and The Private Bank, a Michigan state-chartered, non-member bank with its main office located in Bloomfield Hills, Michigan (“Private Bank Michigan”). Effective upon the consummation of the Piedmont Merger (as defined in the Loan Agreement), Borrower will own 100% of the issued and outstanding capital stock of Piedmont Bank of Georgia, a Georgia state-chartered, non-member bank with its main office located in Atlanta, Georgia (“Piedmont Bank”). The issued and outstanding capital stock of Private Bank, Private Bank St. Louis, Private Bank Michigan, and, effective only upon consummation of the Piedmont Merger, Piedmont Bank may be referred to as the “Pledged

Subsidiary Bank Shares.” Private Bank, Private Bank St. Louis, Private Bank Michigan and, effective only upon consummation of the Piedmont Merger, Piedmont Bank may be referred to herein collectively as the “Bank Subsidiaries” and individually as a “Bank Subsidiary.
     B. Borrower has requested that Lender provide it with three credit facilities in the aggregate principal amount of $115,000,000 consisting of a Term Loan in the principal amount of $250,000, a Revolving Loan in the principal amount of $64,750,000 and Subordinated Debt in the principal amount of $50,000,000.”
     B. Amendment to Schedule A of the 2003 Pledge Agreement. Effective upon consummation of the Piedmont Merger, Schedule A attached to the 2005 Pledge Agreement is hereby deleted and replaced in its entirety with Schedule A attached to this First Amendment, which attached schedule may be completed by hand following completion of the Piedmont Merger.
     C. Amendment to Definition of “Pledged Stock” in Section 1.1 of the 2005 Pledge Agreement. The definition of “Pledged Stock” is hereby deleted and replaced in its entirety with the following:
     “Pledged Stock” means: (i) the shares of capital stock of the Bank Subsidiaries as described on the attached Schedule A hereto and any and all other shares of capital stock issued by any Bank Subsidiary previously or hereafter acquired by Pledgor, whether directly from a Bank Subsidiary or otherwise and whether such other shares are now or hereafter in the possession of Pledgor, Lender or other holder; (ii) all stock and other securities or property which are issued pursuant to conversion, redemption, exercise of rights, stock split, recapitalization, reorganization, stock dividends or other corporate act which are referable to the shares referenced in clause (i) or this clause (ii) (collectively, the “Additional Pledged Securities”); (iii) all distributions, whether cash or otherwise, in the nature of a partial or complete liquidation, dissolution or winding up which are referable to the shares referenced in clause (i) or clause (ii) (such distributions are hereinafter referred to as “Liquidating Distributions”); (iv) all right, title and interest of Pledgor in, to and under the Piedmont Merger Agreement (as defined in the Loan Agreement); and (v) all substitutions for any of the foregoing, proceeds of and from any of the foregoing (including, without limitation, upon consummation of the Piedmont Merger, the outstanding capital stock of Piedmont Bank) and all interest, cash dividends or other payments in respect of any of the foregoing.”
     D. Amendment to Section 2 of the 2005 Pledge Agreement. Section 2 of the 2005 Pledge Agreement is hereby deleted and replaced in its entirety with the following:
     “2. PLEDGE AND GRANT OF SECURITY INTERESTS. Pledgor hereby pledges, collaterally assigns, hypothecates and transfers to Lender all Pledged Stock, together with appropriate undated assignments separate from the Certificates duly executed in blank, and hereby grants to and creates in favor of Lender liens and security interests in the Pledged Stock as collateral security for (a) the due and punctual payment when due (whether at maturity, by acceleration or otherwise) in full of all amounts due under the Senior Notes (as the same may be amended, restated, supplemented, modified, extended or replaced from time to time) in the aggregate face amount as of the date hereof of Sixty-Five Million Dollars ($65,000,000) executed and delivered by Pledgor to Lender pursuant to the Loan Agreement; (b) the due and punctual performance and observance by Pledgor of all other Borrower’s Liabilities; (c) the due and punctual performance and observance by Pledgor of all of its agreements, obligations, liabilities and duties under this Pledge Agreement, the Loan Agreement and the other Loan Documents; (d) all amounts due to the Lender under the Senior Notes, including any and all modifications, extensions, renewals or refinancings thereof and including, without limitation, all principal, interest and other amounts due under the Senior Notes; (e) all sums advanced by, or on behalf of, the Lender in connection with, or relating to, the Loan Agreement, the Senior Notes or the Pledged Stock

including, without limitation, any and all sums advanced to preserve the Pledged Stock, or to perfect the Lender’s security interest in the Pledged Stock; (f) in the event of any proceeding to enforce the satisfaction of the obligations, or any of them, or to preserve and protect their rights under the Loan Agreement, the Senior Notes, this Pledge Agreement or any other agreement, document or instalment relating to the transactions contemplated in the Loan Agreement, the reasonable expenses of retaking, holding, preparing for sale, selling or otherwise disposing of or realizing on the Pledged Stock, or of any exercise by the Lender of its rights, together with reasonable attorneys’ fees, expenses and court costs; (g) any indebtedness, obligation or liability of the Pledgor to the Lender, whether direct or indirect, joint or several, absolute or contingent, now or hereafter existing, however created or arising and however evidenced; (h) any indebtedness, obligation or liability of the Pledgor under or in connection with any Interest Rate Protection Agreement; and (i) all costs incurred by Lender to obtain, perfect, preserve and enforce the liens and security interests granted by this Pledge Agreement, the Loan Agreement and the other Loan Documents, to collect the Obligations Secured Hereby (as hereinafter defined) and to maintain and preserve the Pledged Stock, with such costs including, without limitation, expenditures made by Lender for attorneys’ fees and other legal expenses and expenses of collection, possession and sale of the Pledged Stock, together with interest on all such costs at the Default Rate (the foregoing subsections (a) through (i) are collectively referred to herein as the “Obligations Secured Hereby”). Notwithstanding anything above in this Section 2 to the contrary, (i) the Pledged Stock shall not be collateral security for amounts outstanding under the Subordinated Debenture that are deemed to be Tier 2 Capital of Pledgor in accordance with the rules and regulations of the FRB applicable to the capital status of the subordinated debt of bank holding companies, without giving effect to the limitation imposed by the second sentence of 12 C.F.R. §250.166(e), which limits the capital treatment of subordinated debt during the five years immediately preceding the maturity date of the subordinated debt, and (ii) the pledge, collateral assignment, hypothecation, transfer, grant and creation to and in favor of Lender contemplated in the first sentence of this Section 2 with respect to the outstanding capital stock of Piedmont Bank shall be of no force and effect until the consummation of the Piedmont Merger.”
     E. Representations and Warranties. Pledgor hereby represents and warrants to Lender as follows:
     (i) No Event of Default or event which, with the giving of notice, the passage of time, or both would constitute an Event of Default has occurred and is continuing (or would result from the amendments contemplated hereby).
     (ii) The execution, delivery and performance by Pledgor of this First Amendment have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, or notice to or action by any Person (including any Governmental Agency) in order to be effective and enforceable.
     (iii) This First Amendment and the Pledge Agreement (as amended by this First Amendment) constitute the legal, valid and binding obligations of Pledgor, enforceable against Pledgor in accordance with their respective terms.
     (iv) All representations and warranties of the Pledgor in the 2005 Pledge Agreement (as modified by this First Amendment) are true and correct.
     (v) Pledgor’s obligations under the Pledge Agreement are not subject to any defense, counterclaim, set-off, right to recoupment, abatement or other claim, and the Pledge Agreement and the pledge contemplated thereby continues to secure the Obligations Secured Hereby.
     F. Conditions. Notwithstanding anything to the contrary contained elsewhere in the Pledge Agreement, the obligation of Lender to release the pledge of Pledgor’s shares of capital stock of Lafayette

Bank shall be subject to the performance by Pledgor prior to the date on which this First Amendment is executed of all of its agreements theretofore to be performed under the Agreement and to the closing on the date hereof under that certain First Amendment to Loan and Subordinated Debenture Agreement between Pledgor and Lender.
     G. Additional Terms.
     (i) The Pledge Agreement. All references in the 2005 Pledge Agreement to the term “Pledge Agreement” shall be deemed to refer to the Pledge Agreement referenced in this First Amendment.
     (ii) First Amendment and 2005 Pledge Agreement to be Read Together. This First Amendment supplements and is hereby made a part of the 2005 Pledge Agreement, and the 2005 Pledge Agreement and this First Amendment shall from and after the date hereof be read together and shall constitute the Pledge Agreement. Except as otherwise set forth herein, the 2005 Pledge Agreement shall remain in full force and effect.
     (iii) Counterparts. This First Amendment may be executed by facsimile and in one or more counterparts, each of which shall be deemed an original and all of which taken together shall constitute one and the same document.
     (iv) Acknowledgments. Pledgor acknowledges that (i) it has been advised by counsel of its choice with respect to this First Amendment and the transactions contemplated thereby, (ii) each of the waivers set forth herein was knowingly and voluntarily made, and (iii) the obligations of Lender hereunder shall be strictly construed and shall be expressly subject to Pledgor’s compliance in all respects with the terms and conditions of the Pledge Agreement.
     (v) Amendment to Financing Statement. Without limitation of the obligations of Pledgor pursuant to Section 6.4 of the Pledge Agreement, Pledgor hereby authorizes Lender to file an amendment to the UCC-1 financing statement currently on file with respect to the Pledged Stock to reflect the inclusion of the rights of Pledgor under the Piedmont Merger Agreement in the description of collateral in such financing statement.
     (vi) Delivery of Acknowledgment of Piedmont Bank. Upon consummation of the Piedmont Merger, Pledgor shall promptly (A) deliver the certificates evidencing the outstanding capital stock of Piedmont Bank to the custodian under and in accordance with the Collateral Safekeeping Agreement, (B) cause to be executed and delivered to Lender the Acknowledgment of Piedmont Bank in the form of Schedule B to this First Amendment, and (C) be deemed to have consented to the update of Schedule A to this First Amendment that reflects the appropriate information regarding the pledged shares issued by Piedmont Bank.
[Remainder of Page Intentionally Left Blank]

     IN WITNESS WHEREOF, the parties have executed this First Amendment as of the date first written above.

PRIVATEBANCORP, INC.

By:
Name:
Title:

LASALLE BANK NATIONAL ASSOCIATION

By:

Name: Michael A.Tighe, Jr.
Title: First Vice President
S-1

EXHIBIT D
FORM OF FIRST AMENDMENT TO COLLATERAL SAFEKEEPING AGREEMENT
     This FIRST AMENDMENT TO COLLATERAL SAFEKEEPING AGREEMENT (“First Amendment”), dated as of                     , 2006, is entered into by and between PRIVATEBANCORP, INC., a Delaware corporation (“Pledgor”), LASALLE BANK NATIONAL ASSOCIATION, a national banking association (“Lender”) and LASALLE BANK MIDWEST, N.A., a national banking association (the “Custodian”).
R E C I T A L S:
     A. The parties hereto have entered into that certain Collateral Safekeeping Agreement, dated as of October 13, 2005, as previously amended, restated, supplemented or modified from time to time (the “2005 Agreement’).
     B. The parties hereto desire to amend and modify the 2005 Agreement in accordance with the terms and subject to the conditions set forth in this First Amendment. As amended and modified by this First Amendment, the 2005 Agreement may be referred to as the “Agreement.”
     C. The parties desire to amend the terms of the 2005 Agreement to reflect the inclusion of the outstanding capital stock of Piedmont Bank of Georgia (“Piedmont Bank”) within the definition of Subsidiary Bank Shares upon the consummation of the merger of Piedmont Banshares, Inc., being the parent of Piedmont Bank, with and into Pledgor (the “Piedmont Merger”). The Lender has a security interest in Pledgor’s rights under the agreement governing the Piedmont Merger, and the capital stock of Piedmont Bank will be proceeds of such collateral interest upon consummation of the Piedmont Merger. The parties agree to undertake such modifications in accordance with the terms, subject to the conditions, and in reliance upon the recitals, representations, warranties, and covenants set forth herein, in the Agreement, and in the other Loan Documents, irrespective of whether entered into or delivered on or after October 13, 2005.
     D. Capitalized terms used but not otherwise defined in this First Amendment shall have the meanings respectively ascribed to them in the Agreement.
     NOW, THEREFORE, in consideration of the mutual representations, warranties, covenants, and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
A G R E E M E N T:
     A. Amendment to Recitals “A” and “B” of the 2005 Agreement. Recitals “A” and “B” to the 2005 Agreement are hereby deleted and replaced in their entirety with the following:
     “A. The Lender and the Borrower have entered into that certain Amended and Restated Loan and Subordinated Debenture Purchase Agreement dated as of September 29, 2005 (as amended, restated, supplemented or modified from time to time, the “Loan Agreement”), and a related Amended and Restated Pledge Agreement, dated as of September 29, 2005 (as amended, restated, supplemented or modified from time to time, the “Pledge Agreement”), in connection with the credit facilities contemplated in the Loan Agreement in the aggregate principal amount of up to $115,000,000 (collectively, and as the same may be amended, restated, supplemented, modified, extended or replaced from time to time, the “Loans”).

     B. The Loan evidenced by a $50,000,000 Subordinated Debenture is unsecured. The remaining two Loans are secured by, among other things: (i) 88,450 shares (100%) of the common stock, $20.00 par value per share, of The PrivateBank and Trust Company, an Illinois state-chartered, non-member bank with its main office located in Chicago, Illinois, and a wholly owned subsidiary of the Borrower (the “PrivateBank Shares”); (ii) 40,000 shares (100%) of the common stock, $100.00 par value per share, of The PrivateBank, a federal savings bank with its main office located in St. Louis, Missouri (the “PrivateBank St. Louis Shares”); (iii) 50,000 shares (100%) of the common stock, $10.00 par value per share, of The PrivateBank, a Michigan state-chartered, non-member bank with its main office located in Bloomfield Hills, Michigan, and a wholly owned subsidiary of the Borrower (the “PrivateBank Michigan Shares”); and (iv) all right, title and interest of Pledgor in, to and under that certain Agreement and Plan of Merger, dated as of August 2, 2006, with Piedmont Bancshares, Inc. (as amended, restated, modified or supplemented from time to time, the “Piedmont Merger Agreement”). Effective upon the consummation of the merger of Piedmont Banshares, Inc. with and into Pledgor pursuant to the Piedmont Merger Agreement (the “Piedmont Merger”), Pledgor will own 1,050,666 shares (100%) of the common stock, $5.00 par value per share, and 260,870 shares (100%) of the Preferred Stock, $1.00 par value per share of Piedmont Bank of Georgia, a Georgia state-chartered, non member bank with its main office located in Atlanta, Georgia (together, the “Piedmont Bank Shares”). The PrivateBank Shares, PrivateBank St. Louis Shares, PrivateBank Michigan Shares and, effective upon consummation of the Piedmont Merger, the Piedmont Bank Shares may be referred to herein collectively as, the “Subsidiary Bank Shares”).”
     B. Amendment to Section 1.2 of the 2005 Agreement. Section 1.2 of the 2005 Agreement is hereby deleted and replaced in its entirety with the following:
     “1.2. The Collateral that has not previously been delivered to the Custodian is concurrently herewith being delivered to the Custodian for safekeeping; provided, however, that Pledgor shall have no obligation to deliver the Subsidiary Bank Shares relating to Piedmont Bank of Georgia until the business day following the consummation of the Piedmont Merger.”
     C. Representations and Warranties. Pledgor hereby represents and warrants to Lender as follows:
     (i) The execution, delivery and performance by Pledgor of this First Amendment have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, or notice to or action by any Person (including any Governmental Agency) in order to be effective and enforceable.
     (ii) This First Amendment and the Agreement (as amended by this First Amendment) constitute the legal, valid and binding obligations of Pledgor, enforceable against Pledgor in accordance with their respective terms.
     (iii) Pledgor’s obligations under the Agreement are not subject to any defense, counterclaim, set-off, right to recoupment, abatement or other claim, between Pledgor and Lender.
     D. Additional Terms.
     (i) The Pledge Agreement. All references in the 2005 Agreement to the term “Agreement” shall be deemed to refer to the Agreement referenced in this First Amendment.
     (ii) First Amendment and 2005 Agreement to be Read Together. This First Amendment supplements and is hereby made a part of the 2005 Agreement, and the 2005 Agreement and this First Amendment shall from and after the date hereof be read together and shall constitute the Agreement. Except as otherwise set forth herein, the 2005 Agreement shall remain in full force and effect.
     (iii) Counterparts. This First Amendment may be executed by facsimile and in one or more counterparts, each of which shall be deemed an original and all of which taken together shall constitute one and the same document.
[Remainder of Page Intentionally Left Blank]

     IN WITNESS WHEREOF, the parties have executed this First Amendment as of the date first written above.

LASALLE BANK NATIONAL ASSOCIATION

By:
Name: Michael A. Tighe, Jr. Title: First Vice President

PRIVATEBANCORP, INC.

By:

Name:
Title:

LASALLE BANK MIDWEST, N.A.

By:

Name:
Title:
S-1